                                                                   EXHIBIT 10.14


                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 15, 2002, is made by and among Inveresk Research Group, Inc., a Delaware corporation (the "Company"), the entities listed on Schedule 1 to this Agreement (each, a "Candover Holder" and collectively, the "Candover Holders") and the persons listed on Schedule 2 to this Agreement (each, an "Other Holder" and collectively, the "Other Holders" and, together with the Candover Holders, the "Holders").

                                   BACKGROUND

      WHEREAS, pursuant to an Exchange Agreement by Declaration of Trust, dated as of April 2, 2002 (as the same may be amended from time to time, the "Exchange Agreement"), among the Company and all of the persons who at the date of that agreement were holders of record of shares of capital stock of Inveresk Research Group Limited, a private company registered in Scotland ("Old Inveresk"), the Holders who previously held shares of Old Inveresk will, at or following the Exchange Time (as defined in the Exchange Agreement) be issued an aggregate of 25,827,720 shares of the Company's Common Stock, in exchange for their shares in Old Inveresk;

      WHEREAS, following the Exchange Time the Holders who previously held options to purchase shares of capital stock of Old Inveresk will receive, in replacement of those options, options to purchase the Company's Common Stock (the "Company Replacement Options");

      WHEREAS, in order to induce each of the Holders to execute, deliver and perform its obligations under the Exchange Agreement, the Company agreed to provide each of them with the registration rights set forth in this Agreement; and

      WHEREAS, the Company and the Principal Holders desire to enter into agreements for the orderly distribution of the shares of Common Stock to be acquired by the Principal Holders pursuant to the Exchange Agreement and upon exercise of Company Replacement Options;

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. DEFINED TERMS. As used in this Agreement, the following terms shall have the respective meanings set forth below:

      "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Beneficially Own" means, with respect to any security, having or sharing the power to direct or control the voting or disposition of such security.

      "Beneficial Owner" means, with respect to any security, a Person who Beneficially Owns such security, and "Beneficial Ownership" has a corresponding meaning.

      "Business Day" means a day other than a Saturday, Sunday or day on which commercial banks in New York City, New York are permitted or required by law to be closed for the conduct of regular banking business.

      "Candover Sale Percentage" means, as of any date, the quotient of (i) the aggregate number of shares of Common Stock that, prior to and as of that date, the Candover Holders have sold or otherwise disposed of or have contractually committed to sell or otherwise dispose of, divided by (ii) the aggregate number of shares of Common Stock Beneficially Owned by the Candover Holders on the IPO Date.

      "Common Stock" means the Company's common stock, par value $.01 per share, or any other shares of capital stock or other securities of the Company into which such shares of common stock shall be reclassified or changed, including without limitation by reason of a merger, consolidation, reorganization or recapitalization.

      "Covered Shares" means, as to any Holder, the shares of Common Stock that are Beneficially Owned by that Holder on the IPO Date, including any shares of Common Stock that have been issued or are issuable to that Holder pursuant to Company Replacement Options.

      "Demand Registration" means registration under the Securities Act of an offering of Registrable Shares pursuant to a demand made under Section 2 of this Agreement.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

      "Holders" has the meaning ascribed to that term in the Preamble and shall include for purposes of this Agreement any assignee of any Holder in accordance with Section 11(m) of this Agreement.

      "IPO Date" means the date of the final prospectus issued by the Company with respect to its initial public offering of shares of Common Stock.

      "Permitted Sale Percentage" means, as of any date, for any Principal Holder, a percentage of the Covered Shares that were Beneficially Owned by that Principal Holder on the IPO Date, equal to the greater of (x) 20% and (y) the Candover Sale Percentage on that date.

      "Person" means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust or other entity, or any government or agency or political subdivision, department or instrumentality thereof.

      "Principal Holder" means each of Dr. Walter S. Nimmo, Dr. Ian Sword, Paul Cowan, Alastair McEwan, Rathbone Jersey Trust, Brian Bathgate and Michael Ankcorn.

      "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, containing the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement and all other amendments and supplements to such prospectus and all material incorporated by reference or deemed, pursuant to the Exchange Act or the Securities Act, to be incorporated by reference in such prospectus.

      "Registrable Shares" means the shares of Common Stock that are Beneficially Owned by any Holder on the IPO Date, together with any additional shares of Common Stock issued to any Holder after


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
the date of this Agreement in respect of any Registrable Shares pursuant to a stock dividend, stock split or similar transaction, in each case unless and until those shares (i) have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective registration statement under the Securities Act; (ii) have been transferred pursuant to Rule 144 under the Securities Act such that, after any such transfer referred to in this clause
(ii), such securities may be freely transferred without restriction under the Securities Act; or (iii) have become freely transferable without restriction under the Securities Act pursuant to Rule 144(k) thereof or otherwise.

      "Registration Statement" means any registration statement filed by the Company under the Securities Act that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed, pursuant to the Exchange Act or the Securities Act, to be incorporated by reference in such registration statement.

      "Sale Percentage" means, as of any date, for any Principal Holder, the quotient of (i) the aggregate number of Covered Shares that, prior to and as of that date, that Principal Holder has sold or otherwise disposed of or contractually committed to sell or otherwise dispose of, divided by (ii) the number of Covered Shares Beneficially Owned by that Principal Holder on the IPO Date.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      "underwritten registration" or "underwritten offering" means a registration under the Securities Act in which securities issued by the Company are sold to an underwriter for reoffering to the public.

      References to any agreement, instrument, statute, rule or regulation defined or referred to herein means such agreement, instrument, statute, rule or regulation as from time to time amended, modified or supplemented including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, rules or regulations) by successor of comparable successor statutes, rules or regulations.

      In addition, the following terms are defined elsewhere in the Agreement:

"Agreement"....................................................         Preamble
"Candover Holder"..............................................         Preamble
"Company"......................................................         Preamble
"Company Notice"...............................................     Section 2(a)
"Company Replacement Options" .................................         Preamble
"Delay Period".................................................     Section 2(e)
"Demand Notice"................................................     Section 2(a)
"Effectiveness Period".........................................     Section 2(e)
"Exchange Agreement"...........................................         Recitals
"Hold Back Period".............................................        Section 4
"indemnified party"............................................     Section 8(c)
"indemnifying party"...........................................     Section 8(c)
"Inspectors"...................................................     Section 5(j)
"Interruption Period"..........................................        Section 5
"Losses".......................................................     Section 8(a)
"Old Inveresk".................................................         Preamble


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
"Other Holder".................................................         Preamble
"Other Holder Notice"..........................................     Section 2(b)
"Piggyback Notice".............................................     Section 3(a)
"Piggyback Registration".......................................     Section 3(a)
"Records"......................................................     Section 5(j)
"Shelf Registration"...........................................     Section 2(a)

      Section 2. DEMAND REGISTRATION.

            (a) The Candover Holders shall have the right, exercisable at any time after the date of this Agreement, by written notice (the "Demand Notice") given to the Company, to request the Company to register from time to time under and in accordance with the provisions of the Securities Act such number of the Registrable Shares then Beneficially Owned by the Candover Holders as may be specified in the Demand Notice; provided, however, that the aggregate number of Registrable Shares requested to be registered pursuant to any Demand Notice and pursuant to any related Demand Notices received pursuant to the proviso in
Section 2(c) shall have an aggregate market value at the time of such request of not less than $25 million. The Company shall, within ten days of the date on which the Company receives a Demand Notice given by the Candover Holders in accordance with this Section 1(a), give written notice of such Demand Notice (the "Company Notice") to all Holders other than the Candover Holders, and shall, within 60 days of the date on which the Company receives such Demand Notice, prepare and file with the SEC, and thereafter use commercially reasonable efforts to cause to be declared effective, a Registration Statement on the appropriate form for the registration and sale, in accordance with the intended method or methods of distribution, of the total number of Registrable Shares specified by the Candover Holders in such Demand Notice and the total number of Registrable Shares specified by the Other Holders pursuant to Section 2(b) of this Agreement, if any, which Registration Statement may include a "shelf" registration (a "Shelf Registration") pursuant to Rule 415 (or any successor rule) under the Securities Act.

            (b) Any Holder (other than the Candover Holders) wishing to participate in the sale of Registrable Securities pursuant to the Registration Statement to be filed as a result of the Demand Notice may participate in such sale by notifying the Company in writing (the "Other Holder Notice") within 10 days of the receipt by such Holder of the Company Notice of the number of Registrable Shares Beneficially Owned by such Holder that such Holder wishes to include in the registration. Any such Other Holder Notice must be given in accordance with Section 10(b) of this Agreement.

            (c) The Candover Holders as a group shall be entitled to five Demand Registrations pursuant to this Section 2; provided, that if any Registration Statement filed pursuant to this Section 2 does not become effective or is not maintained for a period (whether or not continuous) of at least 120 days from the date on which the SEC declares such Registration Statement effective (or such shorter period as shall terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement), the Candover Holders as a group will be entitled to one additional Demand Registration.

            (d) The Company shall use commercially reasonable efforts to keep each Registration Statement filed pursuant to this Section 2 continuously effective and usable for the resale of the Registrable Shares covered thereby
(i) in the case of a registration that is not a Shelf Registration, for a period of at least 120 days from the date on which the SEC declares such Registration Statement effective (or such shorter period as shall terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement) and (ii) in the case of a Shelf Registration, for a period of one year from the date on which the SEC declares such Registration Statement effective (or such shorter period as shall terminate when all the Registrable Shares covered by such Registration Statement have been sold pursuant to such Registration Statement), in either case, as such period may be extended pursuant to Section 2(e) of this Agreement.

            (e) The Company shall be entitled to postpone the filing of any Registration Statement otherwise required to be prepared and filed by the Company pursuant to this Section 2, or suspend the use of any effective Registration Statement under this Section 2, for a reasonable period of time, but not in excess of 120 days (any such period being a "Delay Period"), if any executive officer of the Company determines in such executive officer's reasonable judgment that the registration and distribution of the Registrable Shares covered or to be covered by such Registration Statement would materially interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof and such executive officer promptly gives all Holders requesting registration pursuant to this Section 2 (whether pursuant to a Demand Notice or an Other Holder Notice) written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the period of the anticipated Delay Period; provided, however, that the aggregate number of days included in all Delay Periods during any consecutive 12 months shall not exceed the aggregate of (i) 180 days, minus (ii) the number of days occurring during all Hold Back Periods and Interruption Periods (each as hereinafter defined) during such consecutive 12 month period. If the Company postpones the filing of a Registration Statement required to be filed as a result of a Demand Registration, the holders of the Registrable Shares to be registered shall have the right to withdraw the Demand Notice or Other Holder Notice, as the case may be, by giving written notice to the Company prior to the earlier of 45 days after receipt of the notice of postponement or the termination of such Delay Period (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of Demand Registrations to which the Candover Holders are entitled pursuant to this Section 2). If the Demand Notice for any registration is withdrawn, all Other Holder Notices received by the Company shall be deemed withdrawn and the Company shall deliver to the applicable Holders written notice to that effect. The time period for which the Company is required to use its commercially reasonable efforts to maintain the effectiveness of any Registration Statement shall be extended by the aggregate number of days of all Delay Periods, all Hold Back Periods and all Interruption Periods occurring during such registration and such period, as so extended, is hereinafter referred to as the "Effectiveness Period." The Company shall not be entitled to initiate a Delay Period unless it shall (A) prohibit sales by all other security holders (other than the Holders) under registration statements covering securities held by such other security holders and (B) in accordance with the Company's policies from time to time in effect, forbid purchases and sales in the open market by senior executives of the Company.

            (f) Notwithstanding the foregoing, if the Company determines, or the managing underwriter or underwriters participating in such offering advise the Company in writing, that the total amount of Registrable Shares requested to be included in any Registration Statement filed pursuant to this Section 2 exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the Registrable Shares to be sold), the amount of Registrable Shares to be offered for the account of each Holder shall be reduced (to zero if necessary) pro rata on the basis of the number of Registrable Shares requested to be registered by each such Holder in the Demand Notice or Other Holder Notice, as the case may be; provided, however, that the number of Registrable Shares requested to be registered by the Holders shall not be reduced unless all other securities to be included in such Registration Statement by Persons other than the Holders are first entirely excluded from the offering.

      Section 3. PIGGYBACK REGISTRATION.

            (a) If at any time (but without any obligation to do so) the Company proposes to file a registration statement under the Securities Act with respect to a public offering of securities of the same type as the Registrable Shares solely for cash for its own account (other than a registration statement (i) filed solely in connection with employee stock option or purchase plans; (ii) relating to a transaction pursuant to Rule 145 under the Securities Act; or
(iii) pursuant to a registration form which does not include substantially the same information as would be required under the Securities Act to be included in a registration statement covering the sale of Registrable Shares) or for the account of any holder of securities of the same type as the Registrable Shares, then the Company shall give written notice (the "Piggyback Notice") of such proposed filing to the Holders at least 15 days before the anticipated filing date. The Piggyback Notice shall offer the Holders the opportunity to register pursuant to the registration statement proposed to be filed as described in such notice, such amount of Registrable Shares then Beneficially Owned by the Holders as they may request (each a "Piggyback Registration"). Subject to Section 3(b) of this Agreement, the Company shall include in each such Piggyback Registration all Registrable Shares with respect to which the Company has received written requests from Holders for inclusion therein within 10 days after the Piggyback Notice has been received by the Holders. Each Holder shall be permitted to withdraw all or any portion of the Registrable Shares of such Holder from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration; provided, however, that if such withdrawal occurs after the filing of the registration statement with respect to such Piggyback Registration, the withdrawing Holders shall reimburse the Company for the portion of the registration expenses payable with respect to the Registrable Shares Beneficially Owned by such Holder that are withdrawn by such Holder.

            (b) The Company shall permit the Holders to include all such Registrable Shares in any Piggyback Registration on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the Company determines, or the managing underwriter or underwriters participating in such offering advise the Company in writing, that the total amount of securities requested to be included in such Piggyback Registration exceeds the amount which can be sold in (or during the time of) such offering without delaying or jeopardizing the success of the offering (including the price per share of the securities to be sold), then the amount of securities to be offered for the account of the Holders and the securities of the other holders who have piggyback registration rights with respect thereto shall be reduced (to zero if necessary), pro rata on the basis of the number of securities requested to be registered by each such Holder and each such other holder of securities.

            (c) Nothing in this Section 3 shall create any liability on the part of the Company to the Holders if the Company in its sole discretion should decide not to file a registration statement previously proposed to be filed as described in Section 3(a) of this Agreement or to withdraw such registration statement subsequent to its filing, regardless of any action whatsoever that a Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

      Section 4. HOLDBACK AGREEMENT. If (i) during any Effectiveness Period the Company shall propose to offer and sell securities pursuant to a registration statement filed under the Securities Act (other than pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or other transaction pursuant to Rule 145 under the Securities Act) and
(ii) the Company (in the case of a non-underwritten public offering by the Company pursuant to such registration statement) advises the Holders in writing that a public sale or distribution would materially adversely affect such offering or the managing underwriter or underwriters (in the case of an underwritten public offering by the Company pursuant to such registration statement) advises the Company in writing (in which case the Company shall promptly notify the Holders) that a public sale or distribution of

Registrable Shares by or on behalf of the Holders would materially adversely impact such offering, then each Holder shall, to the extent not inconsistent with applicable law, refrain from effecting any public sale or distribution of Registrable Shares (other than any such shares proposed to be sold pursuant to such registration statement) during the ten days prior to the effective date of such registration statement and until the earliest of (A) the abandonment of such offering; (B) 120 days from the effective date of such registration statement; and (C) if such offering is an underwritten offering, the termination in whole or in part of any "hold back" period obtained by the underwriter or underwriters in such offering from the Company in connection therewith (each such period, a "Hold Back Period"); provided that notwithstanding the foregoing there shall be no Hold Back Period during the seven calendar days following the effectiveness of any registration statement filed pursuant to a Demand Registration if during such seven-day period a Holder is contractually obligated to effect a public sale or distribution of Registrable Shares.

      Section 5. REGISTRATION PROCEDURES. In connection with the registration obligations of the Company pursuant to and in accordance with this Agreement (and subject to the provisions of Sections 2 and 3 of this Agreement), the Company shall use its commercially reasonable efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof. In addition, the Company shall use its commercially reasonable efforts (subject to the provisions of Sections 2 and 3 of this Agreement) to:

            (a) prepare and file with the SEC a Registration Statement for the sale of the Registrable Shares on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate in accordance with such Holders' intended method or methods of distribution thereof, subject to Section 2(b) of this Agreement and, subject to the Company's right to terminate or abandon a registration pursuant to Section 3(c) of this Agreement, use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the applicable periods provided in this Agreement;

            (b) prepare and file with the SEC such amendments (including post-effective amendments) to such Registration Statement, and such supplements to the related Prospectus, as may be required by the rules, regulations or instructions applicable to such Registration Statement and Prospectus under the Securities Act during the applicable period in accordance with the intended methods of disposition for such Registrable Shares covered by such Registration Statement, and cause the related Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

            (c) notify the Holders whose Registrable Shares are covered by such Registration Statement promptly, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment to such Registration Statement, when the same has become effective; (ii) of any request by the SEC staff for amendments or supplements to such Registration Statement or the related Prospectus or for additional information regarding the Holders whose Registrable Shares are covered by such Registration Statement; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction in the United States or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of any event that requires the making of any changes in such Registration Statement or the related Prospectus or any documents incorporated or deemed, pursuant to the Exchange Act or the Securities Act, to be incorporated therein by reference so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

            (d) obtain the withdrawal of any order suspending the effectiveness of such Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

            (e) furnish to each Holder whose Registrable Shares are covered by such Registration Statement and each managing underwriter, if any, without charge, one conformed copy of such Registration Statement, as declared effective by the SEC, and of each post-effective amendment to such Registration Statement, in each case including the financial statements and schedules and all exhibits and reports incorporated or deemed, pursuant to the Exchange Act or the Securities Act, to be incorporated therein by reference; and deliver, without charge, such number of copies of the preliminary prospectus, any amended preliminary prospectus, each final Prospectus and any post-effective amendment or supplement thereto, as such holder reasonably may request in order to facilitate the disposition of the Registrable Shares of such Holder covered by such Registration Statement in compliance with the requirements of the Securities Act;

            (f) prior to any public offering of Registrable Shares covered by such Registration Statement, register or qualify such Registrable Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Holders whose Registrable Shares are covered by the Registration Statement shall reasonably request in writing; provided, however, that the Company shall in no event be required to qualify generally to do business as a foreign corporation or as a dealer in any jurisdiction where it is not at the time so qualified or to execute or file a general consent to service of process in any such jurisdiction where it has not theretofore done so or to take any action that would subject it to general service of process or taxation in any such jurisdiction where it is not then subject;

            (g) upon the occurrence of any event contemplated by Section 5(c)(v) above, prepare a supplement or post-effective amendment to such Registration Statement or the related Prospectus or any document incorporated or deemed, pursuant to the Exchange Act or the Securities Act, to be incorporated therein by reference and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder (including upon the termination of any Delay Period), such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (h) cause all Registrable Shares covered by such Registration Statement to be listed on each securities exchange or automated interdealer quotation system, if any, on which similar securities issued by the Company are then listed or quoted;

            (i) on or before the effective date of such Registration Statement, provide the transfer agent of the Company for the Registrable Shares with printed certificates for the Registrable Shares covered by such Registration Statement;

            (j) if such offering is an underwritten offering, make available for inspection by any Holder whose Registrable Shares are included in such Registration Statement, any underwriter participating in any offering pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of the Company and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibilities; provided, however, that the Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company (which shall permit the disclosure of such Records in such Registration Statement or the related Prospectus if necessary to avoid or correct a material misstatement in or material omission from such Registration Statement or Prospectus); and

            (k) if such offering is an underwritten offering, enter into such agreements (including an underwriting agreement in such form, scope and substance as is customary in underwritten offerings) and take all such other appropriate and reasonable actions requested by the Holders whose Registrable Shares are being sold in connection therewith (including those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Shares, and in such connection, (i) use commercially reasonable efforts to obtain opinions of counsel to the Company and updates thereof (which opinions (in such form, scope and substance) shall be reasonably satisfactory to the managing underwriters and counsel to the Holders whose Registrable Shares are being sold), addressed to each Holder whose Registrable Shares are covered by such Registration Statement and each of the underwriters as to the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters; (ii) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Holder whose Registrable Shares are covered by the Registration Statement (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iii) if requested and if an underwriting agreement is entered into, provide indemnification provisions and procedures substantially to the effect set forth in Section 8 of this Agreement with respect to all parties to be indemnified pursuant to Section 8 of this Agreement. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder.

      The Company may require each Holder to furnish such information regarding such Holder and such Holder's intended method of disposition of such Registrable Shares as it may from time to time reasonably request in writing. If any such information is not furnished within a reasonable period of time after receipt of such request, the Company may exclude such Holder's Registrable Shares from such Registration Statement.

      Each Holder whose Registrable Shares are covered by a Registration Statement shall, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(iv) or 5(c)(v) of this Agreement, forthwith discontinue disposition of any Registrable Shares covered by such Registration Statement or the related Prospectus until receipt of the copies of the supplemented or amended Prospectus contemplated by
Section 5(g) of this Agreement or until such Holder is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amended or supplemented Prospectus or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such Prospectus (such period during which disposition is discontinued being an "Interruption Period") and, if requested by the Company, each Holder shall deliver to the Company (at the expense of the Company) all copies then in its possession, other than permanent file copies then in its possession, of the Prospectus covering such Registrable Shares at the time of receipt of such request.

      Each Holder whose Registrable Shares are covered by a Registration Statement further shall not utilize any material other than the applicable current preliminary prospectus or Prospectus in connection with the offering of such Registrable Shares.

      Section 6. REGISTRATION EXPENSES. Whether or not any Registration Statement is filed or becomes effective, except as otherwise expressly provided in this Agreement, the Company shall pay all costs, fees and expenses incident to the Company's performance of or compliance with this Agreement, including (i) all registration and filing fees, including NASD filing fees, (ii) all fees and expenses of compliance with securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection therewith, (iii) printing expenses (including expenses of printing certificates for Registrable Shares and of printing prospectuses if the printing of prospectuses is requested by the Holders or the managing underwriter, if any), (iv) messenger, telephone and delivery expenses, (v) fees and disbursements of counsel for the Company, (vi) fees and disbursements of all independent certified public accountants of the Company (including expenses of any "cold comfort" letters required in connection with this Agreement) and all other persons retained by the Company in connection with such Registration Statement, (vii) fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and (viii) all other costs, fees and expenses incident to the Company's performance or compliance with this Agreement. Notwithstanding the foregoing, the fees and expenses of any counsel or other persons retained by any Holder, and any underwriters' or dealers' discounts or commissions, brokers' fees or fees of similar securities industry professionals and any transfer taxes relating to the disposition of the Registrable Shares by a Holder, will be payable by such Holder and the Company will have no obligation to pay any such amounts.

      Section 7. UNDERWRITING REQUIREMENTS.

            (a) Subject to Section 7(b) of this Agreement, any Candover Holder shall have the right, by written notice to the Company, to request that any Demand Registration provide for an underwritten offering.

            (b) In the case of any underwritten offering pursuant to a Demand Registration, the Company shall select the institution or institutions that shall manage or lead such offering, which institution or institutions shall be reasonably satisfactory to the Candover Holders. In the case of any underwritten offering pursuant to a Piggyback Registration, the Company shall select the institution or institutions that shall manage or lead such offering. No Holder shall be entitled to participate in an underwritten offering unless and until such Holder has entered into an underwriting or other agreement with such institution or institutions for such offering in such form as the Company and such institution or institutions reasonably shall determine; provided, that the terms of such agreement are customary in form, scope and substance in underwritten offerings.

      Section 8. INDEMNIFICATION.

            (a) The Company shall indemnify and hold harmless, to the full extent permitted by law, each Holder whose Registrable Shares are covered by a Registration Statement or Prospectus, the officers, directors, partners and employees of each of them, each Person who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 10 of the Exchange Act) and the directors, officers and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgment, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by or on behalf of any Holder expressly for use therein; provided, that, in the case of a non-underwritten public offering, the Company shall not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) having previously been furnished by or on behalf of the Company with copies of the Prospectus, any Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Shares by such Holder to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; and provided further, that the Company shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (A) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (B) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, any Holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of Registrable Shares.

            (b) Each Holder (i) shall furnish promptly to the Company in writing such information as the Company reasonably may request for use in connection with each Registration Statement or related Prospectus that covers securities Beneficially Owned by such Holder and (ii) shall indemnify, to the full extent permitted by law, the Company, its directors, officers or employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 10 of the Exchange Act) and the directors, officers or employees of each such controlling person, from and against any and all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is based upon any information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement or Prospectus.

            (c) If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that (i) an indemnified party shall have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (A) the indemnifying party agrees to pay such fees and expenses; (B) the indemnifying party fails promptly to assume the defense of such claim or proceeding or fails to employ counsel reasonably satisfactory to such indemnified party; or (C) the named parties to any proceeding (including impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there is a significant likelihood that there may be one or more legal defenses available to it that are inconsistent with those available to the indemnifying party or that a conflict of interest is likely to exist among such indemnified party and any other indemnified parties (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); and (ii) subject to clause (C) above, the indemnifying party shall not, in connection with any one such claim or proceeding or separate but substantially similar or related claims or proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the indemnifying party, such indemnified party shall not be subject to any liability for any settlement made without its consent; provided, that such consent shall not unreasonably be withheld or delayed. The indemnifying party shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

            (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party in respect of any Losses, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second immediately preceding sentence. Notwithstanding the provisions of this Section 8(d), an indemnifying party that is a Holder shall not be required to contribute any amount which is in excess of the total net proceeds received by such Holder from the sale of the Registrable Shares sold by such Holder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            (e) Notwithstanding the foregoing, to the extent the provisions in this Section 8 conflict with the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering, the provisions in the underwriting agreement shall control.

      Section 9. REPORTS UNDER EXCHANGE ACT . With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration statement on Form S-3, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the Company's registration statement for its initial public offering;

            (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Shares, such action to be taken as soon as practicable after the end of the fiscal year in which the Company's registration statement for its initial public offering is declared effective;

            (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (d) furnish to any Holder, so long as the Holder owns any Registrable Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the Company's registration statement for its initial public offering), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

      Section 10. ORDERLY SALE PROVISIONS.

            (a) Each Principal Holder hereby (i) agrees that, except as provided in paragraph (b) below, such Principal Holder will not, directly or indirectly, during the period of two years immediately following the IPO Date (the "Lock-Up Period"), without the prior written consent of the Company, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Principal Holder's Covered Shares (whether for cash or other consideration), or otherwise dispose of, any of the Principal Holder's Covered Shares and (ii) authorizes the Company during the Lock-Up Period to cause the Company's transfer agent to decline to transfer and to note stop transfer restrictions on the transfer books and records of the Company with respect to any of the Principal Holder's Covered Shares.

            (b) Notwithstanding the foregoing provisions of this Section 10, each Principal Holder may sell or otherwise dispose of Covered Shares if and to the extent that, after giving effect to the sale or other disposition, that Principal Holder's Sale Percentage will not exceed the Principal Holder's Permitted Sale Percentage as then in effect.

      Section 11. MISCELLANEOUS.

            (a) Termination. No Holder shall be entitled to exercise any right provided for in this Agreement (other than rights set forth in Section 8 of this Agreement) after the earliest of (i) the first date on which such Holder no longer Beneficially Owns any Registrable Shares or (ii) the tenth anniversary of the IPO Date.

            (b) Notices. All notices or communications hereunder shall be in writing (including telecopy or similar writing), addressed as follows:

                Inveresk Research Group, Inc.
                11000 Weston Parkway
                Suite 100
                Cary, North Carolina  27513
                USA
                Attention: Chief Executive Officer

                To any Candover Holder:

                c/o Candover Partners Ltd
                20 Old Bailey
                London EC4M 7LN
                United Kingdom
                Attention: Legal Department

                To any Other Holder:
                At the addresses set forth on the
                signature pages hereto


any such notice shall be effective only if delivered personally, by telecopier after receipt of mechanical confirmation of transmission or by nationally-recognized overnight courier or if mailed (certified mail postage prepaid, return receipt requested). All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 11(b), be deemed given upon delivery, and (ii) if delivered by overnight courier, mail or telecopier in the manner described above to the address as provided in this Section 11(b), be deemed given upon receipt. Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

            (c) Force Majeure. No party shall be liable for any delay or failure to perform its obligations under this Agreement, when such delay or failure is caused by war, invasion, insurrection, blockade, embargo, riot, flood, earthquake, act of God, fire, strike, government or governmental agency, act of government or governmental agency, interference of civil or military authorities, or other cause of a like kind beyond their control.

            (d) Counterparts. This Agreement may be executed in counterparts, by manual or facsimile signatures, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

            (e) Section Headings. The section and subsection headings used herein are for reference and convenience only, and shall not enter into the interpretation hereof.

            (f) No Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion.

            (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware. The parties, for themselves and their respective Affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective Affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

            (h) Entire Agreement. This Agreement and the Exchange Agreement together supersede all prior discussions and agreements between the parties with respect to the subject matter of this Agreement, and together contain the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

            (i) Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of the Company and Holders that Beneficially Own at least a majority in number of the Registrable Shares then outstanding.

            (j) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

            (k) No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and shall not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right, except as expressly provided in this Agreement.

            (l) Gender and Person. Words used herein, regardless of the number or gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context shall require.

            (m) Assignment of Registration Rights to Affiliates; Successors and Assigns. The rights to cause the Company to register Registrable Shares pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to any Person that has acquired at least 50,000 Registrable Shares from that assigning Holder. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any Registrable Shares).

            (n) Calculation of Time Periods. Except as otherwise indicated, all periods of time referred to herein shall include all Saturdays, Sundays and holidays; provided, that if the date to perform any act or give any notice with respect to this Agreement shall fall on a day other than a Business Day, such act or notice may be timely performed or given if performed or given on the next succeeding Business Day.

      Section 12. Arbitration. In the event that any of the parties to this Agreement shall be unable to resolve any dispute with respect to the subject matter of this Agreement, such dispute shall be submitted to binding arbitration, which shall be commenced and conducted in accordance with the applicable rules of commercial arbitration of the American Arbitration Association in an arbitration commenced and held before a single arbitrator. The arbitration shall be held in the State of Delaware.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      INVERESK RESEARCH GROUP, INC.


                                      By: /s/ Walter S. Nimmo
                                         ---------------------------------------
                                         Name:  Walter S. Nimmo
                                         Title: Chief Executive Officer
                                                and President


                                      CANDOVER INVESTMENTS PLC


                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover Investments PLC

                                      CANDOVER (TRUSTEES) LIMITED


                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover (Trustees) Limited


                                      CANDOVER 1997 UK NO. 1 LIMITED
                                      PARTNERSHIP


                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover Partners Limited
                                               As General Partner of the
                                               Candover 1997 UK No. 1
                                               Limited Partnership


                                      CANDOVER 1997 UK NO. 2 LIMITED
                                      PARTNERSHIP

                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover Partners Limited
                                               As General Partner of the
                                               Candover 1997 UK No. 2
                                               Limited Partnership

                                      CANDOVER 1997 US NO. 1 LIMITED
                                      PARTNERSHIP


                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover Partners Limited
                                               As General Partner of the
                                               Candover 1997 US No. 1
                                               Limited Partnership


                                      CANDOVER 1997 US NO. 2 LIMITED
                                      PARTNERSHIP


                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover Partners Limited
                                               As General Partner of the
                                               Candover 1997 US No. 2
                                               Limited Partnership


                                      CANDOVER 1997 US NO. 3 LIMITED
                                      PARTNERSHIP


                                      By: /s/ M.S. Gumienny
                                         ---------------------------------------
                                         Name: M.S. Gumienny
                                               Director
                                               Candover Partners Limited
                                               As General Partner of the
                                               Candover 1997 US No. 3
                                               Limited Partnership


                                      WALTER S. NIMMO

                                         /s/ Walter S. Nimmo
                                      ------------------------------------------
                                      Address: c/o Inveresk Research Group, Inc.
                                               11000 Weston Parkway, Suite 100
                                               Cary, North Carolina 27513


                                      IAN SWORD

                                        /s/ Ian P. Sword
                                      ------------------------------------------
                                      Address: c/o Inveresk Research Group
                                               Limited
                                               Tranent EH33 2NE
                                               Scotland, United Kingdom

                                      PAUL COWAN

                                       /s/ Paul Cowan
                                      ------------------------------------------
                                      Address: c/o Inveresk Research Group, Inc.
                                               11000 Weston Parkway, Suite 100
                                               Cary, North Carolina 27513


                                      ALASTAIR MCEWAN

                                      /s/ Alastair McEwan
                                      ------------------------------------------
                                      Address: c/o Inveresk Research Group, Inc.
                                               11000 Weston Parkway, Suite 100
                                               Cary, North Carolina 27513


                                      RATHBONE JERSEY LIMITED


                                      By: /s/ J. Hammill /s/ P.A. Bradshaw
                                         ---------------------------------------
                                         Name: Messrs J. Hammill & P.A. Bradshaw
                                        Title: Directors
                                      Address: Seaton House
                                               Seaton Place
                                               St. Helier, Jersey JE1 1BG
                                               Channel Islands


                                      BRIAN BATHGATE

                                       /s/ Dr. Brian Bathgate
                                      ------------------------------------------
                                      Address: c/o Inveresk Research Group
                                               Limited
                                               Tranent EH33 2NE
                                               Scotland, United Kingdom

                                      MICHAEL ANKCORN

                                       /s/ Michael Ankcorn
                                      ------------------------------------------
                                      Address: c/o ClinTrials BioResearch
                                               87 Senneville Road
                                               Senneville (Montreal)
                                               Quebec, Canada H9X 3R3


                                      DALAME RESOURCES S.A.


                                      By: /s/ Stephen A. Burnett
                                         ---------------------------------------
                                         Name: Stephen A. Burnett-Director
                                         Address: Elizabeth House
                                                  9 Castle Street
                                                  St. Helier
                                                  Jersey JE4 2QP

                                   Schedule 1


                                Candover Holders



                    Candover Investments PLC
                    Candover (Trustees) Limited
                    Candover 1997 UK No. 1 Limited Partnership
                    Candover 1997 UK No. 2 Limited Partnership
                    Candover 1997 US No. 1 Limited Partnership
                    Candover 1997 US No. 2 Limited Partnership
                    Candover 1997 US No. 3 Limited Partnership

                                   Schedule 2

                                  Other Holders



Walter Nimmo
Ian Sword
Paul Cowan
Alastair McEwan
Rathbone Jersey Trust
Brian Bathgate
Michael Ankcorn